MERRILL LYNCH ARIZONA MUNICIPAL BOND FUND
                   MERRILL LYNCH COLORADO MUNICIPAL BOND FUND
                  MERRILL LYNCH CONNECTICUT MUNICIPAL BOND FUND
                    MERRILL LYNCH FLORIDA MUNICIPAL BOND FUND
                 MERRILL LYNCH MASSACHUSETTS MUNICIPAL BOND FUND
                   MERRILL LYNCH MICHIGAN MUNICIPAL BOND FUND
                   MERRILL LYNCH MINNESOTA MUNICIPAL BOND FUND
                  MERRILL LYNCH NEW JERSEY MUNICIPAL BOND FUND
                   MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
                MERRILL LYNCH NORTH CAROLINA MUNICIPAL BOND FUND
                     MERRILL LYNCH OHIO MUNICIPAL BOND FUND
                 MERRILL LYNCH PENNSYLVANIA MUNICIPAL BOND FUND
                     MERRILL LYNCH TEXAS MUNICIPAL BOND FUND
                Merrill Lynch Multi-State Municipal Series Trust

                  MERRILL LYNCH CALIFORNIA MUNICIPAL BOND FUND
              MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND
                 Merrill Lynch California Municipal Series Trust

                     MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                                INSURED PORTFOLIO
                               NATIONAL PORTFOLIO

              Supplement dated October 23, 1998 to the Prospectuses
                           for the above listed Funds

         The section in the Prospectuses entitled "Purchase of Shares - Initial Sales Charge Alternatives - Class A and Class D Shares" is modified as follows:

         From October 28, 1998 to December 21, 1998, the initial sales charge imposed on a purchase of up to $1,000,000 of Class A and Class D shares is 1.50% of the offering price (1.52% of the net amount invested). The discount to selected dealers during this period is 1.25% of the offering price. The sales charge imposed on Class A and Class D share purchases of $1,000,000 or more remains as disclosed in the Prospectuses.

CODE # MBLIM-STK


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